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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                         CARRAMERICA REALTY CORPORATION
             (Exact name of registrant as specified in its charter)




           Maryland                      1-11706               52-1796339
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)       Identification Number)


    1850 K Street, NW, Suite 500
              Washington, DC                                      20006
(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 729-1700

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure

         Included herein on page A-1 is a copy of the Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the registrant concerning its quarterly report filing on Form 10-Q for the quarter ended June 30, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CARRAMERICA REALTY CORPORATION

Date:  August 14, 2002                  By: /s/ Stephen E. Riffee
                                            ---------------------
                                            Stephen E. Riffee
                                            Chief Financial Officer

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Written Statement of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
---------------------------------------------------------

The undersigned, the Chief Executive Officer and the Chief Financial Officer of CarrAmerica Realty Corporation (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q of the Company for the quarter ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Thomas A. Carr
                                        ------------------
                                        Thomas A. Carr
                                        Chief Executive Officer
                                        August 14, 2002



                                        /s/ Stephen E. Riffee
                                        ---------------------
                                        Stephen E. Riffee
                                        Chief Financial Officer
                                        August 14, 2002



                                      A-1